UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Sooner Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 South Yale Avenue, Suite 400

Tulsa, Oklahoma 74135

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918)-592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On June 11, 2014, Sooner Holdings, Inc. (the “Company”) filed its Certificate of Dissolution with the Secretary of State of the State of Delaware pursuant to the Plan of Liquidation and Dissolution adopted by its board of directors on December 17, 2013 and approved by its stockholders on June 3, 2014. As of the close of business on June 11, 2014, the Company closed its stock transfer books and no further stock transfers will be recognized. Trading of the Company common stock on the NASDAQ Capital Market ceased as of June 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014

SOONER HOLDINGS, INC.

By:	/s/ Karen L. Power
Karen L. Power Chief Executive Officer